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                                 June 29, 2000


Mr. Michael J. Saylor
Alcantara LLC
8000 Towers Crescent Drive
Suite 1400
Vienna, Virginia  22182

      Re: $25,000,000 Credit Facility (the "Loan") from Bank of America, N.A. (the "Lender") to Microstrategy Incorporated (the "Borrower")

Dear Mr. Saylor:

     In consideration for the pledge by the Borrower of certain collateral more fully described in the Pledge and Security Agreement of even date herewith from the Borrower for the benefit of the Lender, the Lender has agreed to release and does hereby release Michael J. Saylor as Guarantor under that certain Guaranty of Payment dated May 15, 2000 and does hereby release Alcantara LLC, a Delaware limited liability company ("Alcantara" collectively with Michael J. Saylor, the "Guarantors") as Guarantor under that certain Guaranty of Payment also dated May 15, 2000.

     In addition, the Lender hereby releases the Pledge and Security Agreement dated May 15, 2000 (the "Original Pledge") given by Alcantara as Pledgor for the benefit of the Lender pursuant to which Alcantara had pledged certain investments held in Account Number 859973 with the Lender as manager.

     This letter once fully signed will be the Bank's authorization and confirmation that the "control letter" dated May 15, 2000 is also released and terminated.

     By its signature below, the Borrower shall acknowledge and agree that the release of the Guarantors and the Original Pledge has been consented to by the Borrower and that such releases do no in any way affect the Borrower's obligations under the documents evidencing and securing the Loan.

                                             Sincerely,

                                             /s/ Cheryl D. Fitzgerald

                                             Cheryl D. Fitzgerald
                                             Vice President
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Mr. Saylor
June 29, 2000
Page 2


Acknowledged and agreed to by:

Microstrategy Incorporated

By: /s/ Michael Saylor
    ------------------------
    Name:
    Title:


cc:  Mr. Bradley A. Hughes, Investment Officer